UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                     --------------------------------------


                               September 19, 2000
                Date of Report (Date of earliest event reported)


                              CENIT BANCORP, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                    0-20378                 54-1592546
-------------------------------   -----------------------  --------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


300 E. Main Street, Suite 1350
          Norfolk, Virginia                                      23510
--------------------------------------                        ----------
(Address of principal executive office)                       (Zip code)


      Registrant's telephone number, including area code:    (757) 446-6600






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Item 4 - Changes in Registrant's Certifying Accountant

     On September 19, 2000, the Registrant's Board of Directors voted to engage the accounting firm of KPMG LLP as the principal accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2000, to replace the firm of PricewaterhouseCoopers LLP, the principal accountant engaged to audit the Registrant's financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999.

     The Registrant conducted a competitive proposal process to select the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2000. The Registrant's Audit Committee received bids from several independent public accounting firms including PricewaterhouseCoopers LLP. After reviewing the proposals, the Registrant's Audit Committee selected KPMG LLP, and the Registrant's Board of Directors approved this selection on September 19, 2000.

     PricewaterhouseCoopers LLP did not resign or decline to stand for reelection. The Registrant decided, following the competitive proposal process, not to retain PricewaterhouseCoopers LLP with respect to the audit of the Registrant's consolidated financial statements for periods beginning with the fiscal year ending December 31, 2000 and thereafter. PricewaterhouseCoopers LLP's reports on the consolidated financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the two fiscal years ending December 31, 1999 and through the subsequent interim period preceding the engagement of KPMG LLP, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their reports on the financial statements to the subject matter of the disagreement.

     The Registrant requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission, dated September 26, 2000, is filed as
Exhibit 16.1 to this Form 8-K.

Item 7 - Financial statements and exhibits

     The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           CENIT BANCORP, INC.




DATE: September 26, 2000                   /S/ John O. Guthrie
                                           John O. Guthrie
                                           Senior Vice President and
                                           Chief Financial Officer


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EXHIBIT INDEX

EXHIBIT                    DESCRIPTION OF EXHIBIT                        PAGE

   16.1                    Letter from PricewaterhouseCoopers LLP         5

EXHIBIT 16.1
Letter from PricewaterhouseCoopers LLP



September 26, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Cenit Bancorp, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 19, 2000. We agree with the statements concerning our Firm in such Form 8-K, except that we make no comment regarding either the second paragraph of the Item 4 disclosure or the second sentence of the third paragraph of the Item 4 disclosure.

Very truly yours,



PricewaterhouseCoopers LLP





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